PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------
Comparison of the change of a $10,000 investment in PaineWebber Strategic Income Fund, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index, and the Salomon Brothers World Government Bond Index for the period 2/28/94 to 11/30/97.

                                                               Lehman        Salomon      Merrill Lynch
                  Class A        Class B         Class C    Aggregate Bd    World Bond      HY Master
                  -------        -------         -------    ------------    ----------      ---------

2/94              9,600.00      10,000.00      10,000.00      10,000.00      10,000.00      10,000.00
5/94              9,153.16       9,508.96       9,514.07       9,674.22       9,909.00       9,678.00
8/94              9,005.44       9,337.35       9,348.43       9,856.79      10,097.00       9,849.00
11/94             8,855.68       9,164.97       9,181.09       9,681.51      10,191.00       9,772.00
2/95              9,191.07       9,505.23       9,527.40      10,177.60      10,701.00      10,163.00
5/95              9,604.15       9,903.62       9,943.91      10,784.90      11,871.00      10,875.00
8/95              9,865.41      10,154.50      10,190.70      10,970.60      11,558.00      11,160.00
11/95             9,891.13      10,172.90      10,215.40      11,389.50      12,039.00      11,469.00
2/96             10,243.50      10,510.40      10,570.40      11,423.90      11,953.00      11,855.00
5/96             10,460.40      10,713.30      10,768.70      11,257.80      11,892.00      11,913.00
8/96             10,830.90      11,072.00      11,136.10      11,421.00      12,263.00      12,191.00
11/96            11,436.80      11,669.90      11,757.30      12,080.90      12,708.00      12,843.00
2/97             11,735.00      11,950.60      12,048.10      12,035.10      12,177.00      13,249.00
5/97             11,860.20      12,055.80      12,148.90      12,194.10      12,304.00      13,493.00
8/97             12,252.40      12,430.90      12,535.40      12,563.50      12,346.00      13,996.00
11/97            12,586.30      12,745.70      12,861.40      12,993.30      12,673.00      14,465.00

Past performance is not predictive of future performance.
The performance of the classes vary based on the difference in sales charges and fees paid by shareholders in different classes.

The graph depicts the performance of PaineWebber Strategic Income Fund versus the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index, and the Salomon Brothers World Government Bond Index for the period 2/28/94 to 11/30/97. It is important to note the PaineWebber Strategic Income Fund is a professionally managed mutual fund, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL RETURN
                                                               Commencement of
                                               Twelve Months      Operations
                                               Ended 11/30/97  Through 11/30/97


                                   Class A*        10.0%            7.2%
 % Return Without Deducting
   Maximum Sales Change            Class B**        9.2%            6.4%

                                   Class C***       9.4%            6.6%


                                   Class A*        5.6%             6.0%
 % Return After Deducting
   Maximum Sales Charge            Class B**       4.2%             5.9%

                                   Class C***      8.6%             6.6%

  * Maximum sales charge for Class A shares is 4.0% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

 ** Maximum contingent deferred sales charge for Class B shares is 5.0%
    and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75%
    and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

  + Commencement of operations was February 7, 1994 for Class A, Class B and
    Class C shares.

The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

                                                                January 23, 1998


Dear Shareholder,

         We are pleased to present you with the annual report for the PaineWebber Strategic Income Fund for the year ended November 30, 1997.


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

         1997 was a particularly good year for bond investors. Defying the experts who worried about the economy's high utilization rates and its possible effect on inflation, economic growth rose at a robust 3.5% rate, unemployment fell to 4.7%, wages rose only slightly and the annual inflation rate closed out 1997 at 1.7%. Fixed income investors shrugged off inflation warnings and bought bonds; the Lehman Brothers Aggregate Bond Index returned 7.6% in the year ended November 30, 1997. The benchmark 30-year Treasury bonds yield fell from over 6.4% to just over 6.0% during the same timeframe.

         While stable inflation created market conditions ripe for a bond rally, several technical factors also helped support prices. U.S. stock investors experienced the first stall in a two and a half year bull run that started in 1995--money began trickling back into bond funds last year at about three times the rate of the year before. And, overshadowing all these events, the economic crisis in Asia prompted many individuals to buy Treasury bonds.

         Most of the bond market advances were in longer-term bonds. Due to expectations for Asia-related interest rate volatility, short-term rates did not fall to the same degree as long-term rates (the yield curve flattened, in market parlance).

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

         The PaineWebber Strategic Income Funds total return (the net asset value change with dividends reinvested) for the year ended November 30, 1997 without deducting sales charges, was 10.0%, 9.2% and 9.4% for Class A, B and C shares, respectively. Comparable funds, measured by the Lipper Multi-Sector Income Funds Average, were up 8.1% over the same period. During this reporting period, shareholders who purchased or redeemed Fund shares may have received a lower total return. For example, after deducting the maximum applicable sales charges, the Funds total return was 5.6%, 4.2% and 8.6% for Class A, B and C shares, respectively.

         The PaineWebber Strategic Income Fund invests in three main bond markets, with the flexibility to shift assets among sectors as market conditions change. On November 30, 1997, the Fund had 37% of net assets in U.S. high-yield/high-risk securities, 47% in U.S. government and investment grade corporate bonds, and 11% in foreign and emerging market debt securities. This allocation reflected our expectation for a late-year rally in U.S. interest rates.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

High Yield Sector

         Our high-yield, high-risk holdings hovered at about 50% of portfolio assets for much of the year, but we sold some of these bonds in the fourth quarter, to shift assets into U.S. government bonds. This allowed us to avoid seasonal dips in high-yield bond prices that usually accompany heavy end-of-year issuance calendars, and to take advantage of an expected Treasury rally. The strategy paid off as, at this writing, the long-term Treasury bond is back near historical lows, under 6%.

         While high-yield, high-risk bonds tend to track both the bond and stock markets, the Treasury markets movements dominated returns in 1997. In this positive economic environment, our investment strategy was dominated by a search for fundamental value within companies and industries on a global basis. We measure value based on a company's interest coverage and debt-to-cash flow ratios. Then, we analyze the security's potential for total return, yield or spread to a comparable Treasury security, depending on the individual issue.

         Our emphasis on communications companies, especially European telecom providers that should benefit from industry deregulation in 1998, helped boost the Funds returns in 1997. We believe companies like the U.K.'s Colt Telecom Group PLC (0.9% of net assets on 11/30/97) are poised to take advantage of new freedom to expand their operations into other European countries.

         Another company we like is Nextel Communications Incorporated (2.1% of net assets on 11/30/97), a cellular phone manufacturer. Nextel has a unique product and nationwide coverage, but we feel the price is still very low compared to that of similar competitors--we expect it to catch up in coming months.

         We are expecting short-term volatility in the bond market as investors assimilate daily reports from Asia, and as we begin to see how much the U.S. economy is affected by the crisis across the Pacific. Long-term, however, we believe the U.S. economy will not be dramatically affected and high-yield bonds should continue to produce respectable returns. We positioned the portfolio aggressively to take advantage of a rally by selling some BB-rated credits to buy B-rated bonds. These lower-quality securities typically profit the most from high-yield bond market rallies.

U.S. Government Sector

         Our emphasis on mortgage-backed securities (34% of net assets on 11/30/97) last year paid off as investors flocked to mortgages to benefit from

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

their income advantage compared to Treasury securities. Towards the end of the year, as interest rates began to fall precipitously, we shifted some assets out of fixed-rate mortgages into low-coupon adjustable-rate and commercial mortgage-backed securities. These bonds tend to perform well when interest rates are falling because they don't suffer as much from prepayment risk as generic fixed-rate securities.

    While the economy remains on a solid domestic footing, the export sector's drag on economic growth, coupled with the strong dollar's impact on imports (and the consequent dampening influence on inflation), may point to lower rates, at least in the early part of 1998. We expect to continue to avoid U.S. Treasury securities, because higher-yielding agency and mortgage bonds should continue to add value to the portfolio's performance. As we expect some volatility and higher prepayment risk, however, we will be very selective about the individual bonds purchased for the portfolio.


GLOBAL SECTOR

    Global bonds can be divided into two sectors--developed market bonds and sovereign emerging market debt--each of which has different risk/return characteristics. For most of the year, we maintained roughly one-fourth of the Fund's assets in global bonds and varied the allocation between the two groups substantially.

    Returns of global bonds denominated in most foreign currencies suffered from the stronger dollar. We took little currency exposure during the year.

    We did invest on an unhedged basis in U.K. Gilts (2.5% of net assets on 11/30/97); however, the British pound did not depreciate against the dollar over the year. Despite the strong U.K. economy, Gilts performed well over the year, as investors perceived the economic policies of the newly elected Labour party favorably. These policies included steps to make the Bank of England more independent from the government.

    We cut the Fund's sovereign emerging market debt exposure during October. We switched Brazilian Brady bonds into Mexican Brady bonds (Brady bonds are sovereign foreign debt that is backed by a U.S. repayment guarantee), which have outperformed most other emerging market debt since October's Asian crisis began. We also have a position in Polish Brady bonds, which have remained relatively stable as other emerging market bonds sold off.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

    In general, we are still bullish on bonds, although the markets may be volatile in the beginning of 1998. Foreign interest in U.S. bonds remains strong, domestic buying should pick up if the stock market turns in a few more lackluster quarters, and the supply of government bonds should continue to contract as the U.S. budget deficit dwindles. Nonetheless, years of borrowing have left the U.S. with over $5 trillion in debt. How the government spends its newfound surpluses may be key to the bond market's health going into the new millennium.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ MARGO N. ALEXANDER              /s/ DENNIS L. MCCAULEY
----------------------              ----------------------
MARGO N. ALEXANDER                  DENNIS L. MCCAULEY

President,                          Chief Investment Officer Fixed Income
Mitchell Hutchins                   Mitchell Hutchins Asset--Management Inc.
Asset Management Inc.               Allocation Manager
                                    PaineWebber Strategic Income Fund


/s/ THOMAS J. LIBASSI               /s/ NIRMAL SINGH
---------------------               ----------------
THOMAS J. LIBASSI                   NIRMAL SINGH
Sector Manager                      Sector Manager
High Yield Sector                   U.S. Government and Investment Grade Sector
PaineWebber Strategic Income Fund   PaineWebber Strategic Income Fund


/s/ STUART WAUGH                    /s/ CRAIG M. VARRELMAN
----------------                    ----------------------
STUART WAUGH                        CRAIG M. VARRELMAN
Sector Manager                      Portfolio Manager
Foreign and Emerging Market Sector  U.S. Government and Investment Grade Sector
PaineWebber Strategic Income Fund   PaineWebber Strategic Income Fund


This letter is intended to help shareowners understand how the Fund performed during the past year, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

PAINEWEBBER STRATEGIC INCOME FUND
PERFORMANCE RESULTS (unaudited)

                                                                      Total Return(1)
                         Net Asset Value                   ------------------------------------
                  ---------------------------------           12 Months           Six Months
                  11/30/97     05/31/97    11/30/96         Ended 11/30/97       Ended 11/30/97
-----------------------------------------------------------------------------------------------
Class A Shares       $9.60       $9.37       $9.37             10.04%                6.11%
-----------------------------------------------------------------------------------------------
Class B Shares        9.59        9.36        9.36              9.20                 5.71
-----------------------------------------------------------------------------------------------
Class C Shares        9.59        9.36        9.37              9.37                 5.86
-----------------------------------------------------------------------------------------------

Performance Summary Class A Shares


                       Net Asset Value
                     -------------------   Capital Gains                         Total
Period Covered       Beginning    Ending    Distributed     Dividends Paid(2)   Return(1)
-----------------------------------------------------------------------------------------
02/07/94-12/31/94      $10.00     $8.56        --              $0.5792         (8.76)%
-----------------------------------------------------------------------------------------
1995                     8.56      8.79        --               0.9392         14.12
-----------------------------------------------------------------------------------------
1996                     8.79      9.34        --               0.6352         14.00
-----------------------------------------------------------------------------------------
01/01/97-11/30/97        9.34      9.60        --               0.6191          9.72
-----------------------------------------------------------------------------------------
                                          Totals: $0.0000      $2.7727
-----------------------------------------------------------------------------------------
                           Cumulative Total Return as of 11/30/97:             30.24%
-----------------------------------------------------------------------------------------


Performance Summary Class B Shares

                       Net Asset Value
                     -------------------   Capital Gains                        Total
Period Covered       Beginning    Ending    Distributed     Dividends Paid(2)  Return(1)
----------------------------------------------------------------------------------------
02/07/94-12/31/94      $10.00     $8.55        --              $0.5242         (9.41)%
----------------------------------------------------------------------------------------
1995                     8.55      8.78        --               0.8733         13.29
----------------------------------------------------------------------------------------
1996                     8.78      9.33        --               0.5727         13.23
----------------------------------------------------------------------------------------
01/01/97-11/30/97        9.33      9.59        --               0.5520          8.95
----------------------------------------------------------------------------------------
                                          Totals: $0.0000      $2.5222
----------------------------------------------------------------------------------------
                           Cumulative Total Return as of 11/30/97:             26.62%
----------------------------------------------------------------------------------------

Performance Summary Class C Shares

                       Net Asset Value
                     -------------------   Capital Gains                        Total
Period Covered       Beginning    Ending    Distributed     Dividends Paid(2)  Return(1)
----------------------------------------------------------------------------------------
02/07/94-12/31/94      $10.00     $8.56        --              $0.5424         (9.13)%

----------------------------------------------------------------------------------------
1995                     8.56      8.79        --               0.8951         13.56
----------------------------------------------------------------------------------------
1996                     8.79      9.33        --               0.5934         13.36
----------------------------------------------------------------------------------------
01/01/96-11/30/97        9.33      9.59        --               0.5752          9.22
----------------------------------------------------------------------------------------
                                          Totals:  $0.0000     $2.6061
----------------------------------------------------------------------------------------
                           Cumulative Total Return as of 11/30/97:             27.77%
----------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

(2)      Includes foreign exchange gain distributions, if any.

         Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. No Class Y shares have been issued to date.

         The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1997

Principal
 Amount                                                                                Maturity            Interest
 (000)                                                                                   Dates               Rates         Value
---------                                                                         --------------------     --------     ----------

U.S. Government and Investment Grade Obligations--47.39%

U. S. Government Obligations--13.31%
      $4,000   United States Treasury Bonds (1) ................................        08/15/27             6.375%    $ 4,151,252
       3,000   United States Treasury Notes (1) ................................        10/31/02             5.750       2,985,000
       4,190   United States Treasury Notes ....................................        08/15/07             6.125       4,265,944
                                                                                                                       -----------
Total U. S. Government Obligations (cost--$11,389,635) .........................                                        11,402,196
                                                                                                                       -----------


Government National Mortgage Association Certificates--7.06%
       5,963   GNMA (cost--$6,070,328) .........................................  01/15/27 to 10/15/27       7.500       6,043,606
                                                                                                                       -----------

Federal National Mortgage Association Certificates--19.07%
      11,127   FNMA ............................................................  03/01/26 to 12/01/26       7.000      11,144,829
       5,097   FNMA ............................................................  01/02/26 to 12/01/26       7.500       5,196,893
                                                                                                                       -----------
Total Federal National Mortgage Association Certificates (cost--$15,761,666) ...                                        16,341,722
                                                                                                                       -----------

Collateralized Mortgage Obligation--7.95%
       6,810   First Union Lehman Brothers Mortgage Trust (cost--$6,843,859) ...        11/18/29             6.650       6,814,256
                                                                                                                       -----------
Total U.S. Government and Investment Grade Obligations (cost--$40,065,488) .....                                        40,601,780
                                                                                                                       -----------

Global Debt Securities--11.03%

Italy--2.19%
   3,100,000*  Republic of Italy ...............................................        02/01/99             9.500       1,876,085
                                                                                                                       -----------
Mexico--1.43%
       1,342   United Mexican States, DISC(2) ..................................        12/31/19             6.693+++    1,222,898
                                                                                                                       -----------
New Zealand--3.01%
       3,750*  Government of New Zealand .......................................        03/15/02             10.000      2,582,352
                                                                                                                       -----------
Poland--1.94%
       1,960   Republic of Poland, PDI .........................................        10/27/14             4.000(b)    1,661,100
                                                                                                                       -----------
United Kingdom--2.46%
       1,080*  United Kingdom Gilt .............................................  07/14/00 to 12/07/15  8.000 to 13.000  2,106,555
                                                                                                                       -----------
Total Global Debt Securities (cost--$9,283,432) ................................                                         9,448,990
                                                                                                                       -----------
High Yield Securities--36.57%

Corporate Bonds--34.18%

Airlines--0.66%
         500   Airplane Pass Through Trust .....................................        03/15/19             10.875        562,500
                                                                                                                       -----------
Cable--2.40%
         775   Telewest PLC ....................................................        10/01/06             9.625         802,125
         675   Tevecap S.A. de C.V .............................................        11/26/04             12.625        607,500
       1,000   UIH Australia Pacific Incorporated ..............................        05/15/06             14.000+       650,000
                                                                                                                       -----------
                                                                                                                         2,059,625
                                                                                                                       -----------

PAINEWEBBER STRATEGIC INCOME FUND

Principal
 Amount                                                                                Maturity            Interest
 (000)                                                                                   Dates               Rates         Value
---------                                                                         --------------------     --------     ----------

High Yield Securities (continued)

Corporate Bonds (continued)

Communications--6.71%
     $1,000#   Colt Telecom Group PLC ..........................................        12/15/06             12.000%+     $760,000
         500   Globalstar L.P. .................................................        02/15/04             11.375        503,750
         625   GST Equipment Funding Incorporated ..............................        05/01/07             13.250        718,750
         250   ITC Deltacom Incorporated .......................................        06/01/07             11.000        268,125
       2,000   Nextel Communications Incorporated ..............................        08/15/04              9.750+     1,725,000
         375#  Verio Incorporated** ............................................        06/15/04             13.500        442,500
       1,750   Viatel Incorporated .............................................        01/15/05             15.000+     1,330,000
                                                                                                                       -----------
                                                                                                                         5,748,125
                                                                                                                       -----------
Consumer Manufacturing--2.48%
         900   Apparel Ventures Incorporated ...................................        12/31/00             12.250        873,000
         653   Chattem Incorporated ............................................        06/15/04             12.750        734,625
         500   EKCO Group Incorporated .........................................        04/01/06              9.250        517,500
                                                                                                                       -----------
                                                                                                                         2,125,125
                                                                                                                       -----------
Energy--0.59%
         625   Transamerican Energy Corporation** ..............................        06/15/02             13.000+       507,812
                                                                                                                       -----------
Entertainment--1.33%
         625   Discovery Zone Incorporated** ...................................        08/01/02             13.500        650,000
         487   United Artists Theatre Circuit ..................................        07/01/15              9.300        487,064
                                                                                                                       -----------
                                                                                                                         1,137,064
                                                                                                                       -----------
Finance--0.57%
         500   Olympic Financial Limited .......................................        03/15/07             11.500        490,000
                                                                                                                       -----------
General Industrial--3.55%
       1,000   Jordan Telecommunication Products** .............................        08/01/07              9.875      1,015,000
       1,000   Poindexter J.B. Incorporated ....................................        05/15/04             12.500      1,007,500
         500   Polysindo International Finance Company B.V .....................        06/15/06             11.375        501,250
         500   W.R. Carpenter North America Incorporated** .....................        06/15/07             10.625        517,500
                                                                                                                       -----------
                                                                                                                         3,041,250

                                                                                                                       -----------
Media--3.59%
       1,000   Grupo Televisa S.A. de C.V ......................................        05/15/08             13.250+       745,000
         500   Source Media Incorporated** .....................................        11/01/04             12.000        490,000
         750   Sun Media Corporation ...........................................        05/15/07              9.500        798,750
       1,000   T.V. Azteca S.A. de C. V.** .....................................        02/15/07             10.500      1,040,000
                                                                                                                       -----------
                                                                                                                         3,073,750
                                                                                                                       -----------
Metals & Mining--0.60%
         500   WCI Steel Incorporated ..........................................        12/01/04             10.000        517,500
                                                                                                                       -----------
Packaging--3.13%
         750   FSW International Finance Company B.V. ..........................        11/01/06             12.500        675,000
         750   Indah Kiat International Finance Company B.V ....................        06/15/06             12.500        781,875
         750   Tjiwi Kimia Finance Mauritius Limited** .........................        08/01/04             10.000        682,500
         500   Vicap, S.A. de C.V.** ...........................................        05/15/07             11.375        542,500
                                                                                                                       -----------
                                                                                                                         2,681,875
                                                                                                                       -----------

PAINEWEBBER STRATEGIC INCOME FUND

Principal
 Amount                                                                                Maturity            Interest
 (000)                                                                                   Dates               Rates         Value
---------                                                                         --------------------     --------     ----------

High Yield Securities (continued)

Corporate Bonds (concluded)

Real Estate and Buildings--0.89%
        $750   US Home Corporation .............................................        08/15/07              8.880%      $761,250
                                                                                                                       -----------
Retail--2.11%
         750   Chief Auto Parts Incorporated ...................................        05/15/05             10.500        735,000
       1,000   CSK Auto Incorporated ...........................................        11/01/06             11.000      1,070,000
                                                                                                                       -----------
                                                                                                                         1,805,000
                                                                                                                       -----------
Technology--2.41%
       2,000   Electronic Retailing Systems International ......................        02/01/04             13.250+     1,380,000
       1,750   InterAct Systems Incorporated ...................................        08/01/03             14.000+       682,500
                                                                                                                       -----------
                                                                                                                         2,062,500

                                                                                                                       -----------
Transportation Non-Air--2.39%
         750   Atlantic Express Transportation Corporation** ...................        02/01/04             10.750        787,500
         750   Navigator Gas Transport PLC** ...................................        06/30/07             10.500        795,000
         750   TFM, S.A. de C.V ................................................        06/15/09             11.750+       466,875
                                                                                                                       -----------
                                                                                                                         2,049,375
                                                                                                                       -----------
Utilities--0.77%
         624   Panda Funding Corporation .......................................        08/20/12             11.625        664,264
                                                                                                                       -----------
Total Corporate Bonds (cost--$28,686,084) ......................................                                        29,287,015
                                                                                                                       -----------

Convertible Bonds--0.12%

Communications--0.12%
         110   GST Telecommunications Incorporated (cost--$72,113) .............        12/15/05             13.875+        99,000
                                                                                                                       -----------

    Number of
     Shares
    ---------
Common Stock(a)--1.52%

Communications--0.43%

       1,549   Nextel Communications Incorporated .................................................................         39,112
       2,625   PageMart Nationwide Incorporated ...................................................................         26,250
      48,133   Viatel Incorporated ................................................................................        300,832
                                                                                                                       -----------
                                                                                                                           366,194
                                                                                                                       -----------
Gaming--0.86%
      58,152   Casino America Incorporated ........................................................................        167,187
     102,958   Colorado Gaming & Entertainment Company ............................................................        566,269
                                                                                                                       -----------
                                                                                                                           733,456
                                                                                                                       -----------
Media--0.23%
       2,000   Affiliated Newspaper Investments ...................................................................        200,000
                                                                                                                       -----------
Total Common Stock (cost--$1,048,545) .............................................................................      1,299,650
                                                                                                                       -----------

PAINEWEBBER STRATEGIC INCOME FUND

 Number of
  Warrants                                                                                                                 Value
-----------                                                                                                             ----------
High Yield Securities (concluded)

Warrants(a)--0.75%

Communications--0.21%
       1,250   RSL Communications Limited .........................................................................       $118,750
         500   Globalstar Telecommunications ......................................................................         60,000
                                                                                                                       -----------
                                                                                                                           178,750
                                                                                                                       -----------
Consumer Manufacturing--0.36%
       1,000   AVI Holdings Incorporated ..........................................................................          5,000
       1,280   Chattem Incorporated ...............................................................................         53,760
       2,000   IFA Capital Incorporated ...........................................................................        250,000
                                                                                                                       -----------
                                                                                                                           308,760
                                                                                                                       -----------
Finance--0.01%
         500   Olympic Financial Limited ..........................................................................         10,000
                                                                                                                       -----------
Gaming--0.02%
      10,294   Casino America Incorporated ........................................................................         18,529
                                                                                                                       -----------
Technology--0.15%
       2,000   Electronic Retailing Systems International .........................................................        120,000
       1,750   InterAct Systems Incorporated ......................................................................          4,375
                                                                                                                       -----------
                                                                                                                           124,375
                                                                                                                       -----------
Total Warrants (cost--$106,695) ...................................................................................        640,414
                                                                                                                       -----------
Total High Yield Securities (cost--$29,913,437) ...................................................................     31,326,079
                                                                                                                       -----------

Principal
 Amount                                                                                Maturity            Interest
 (000)                                                                                   Date                Rate          Value
---------                                                                         --------------------     --------     ----------
Repurchase Agreement--0.89%
        $765    Repurchase Agreement dated 11/28/97 with State Street Bank and Trust Company, collateralized by $571,234 U.S. Treasury

                 Bonds, 9.250% due 02/15/16 (value--$781,162);
                 proceeds: $765,319  (cost--$765,000).........................           12/01/97             5.000%       765,000
                                                                                                                       -----------

    Number of
     Shares
    ---------
Money Market Fund--0.01%
           9   TempCash Portfolio (cost--$9,015) ..................................................................          9,015
                                                                                                                       -----------

Investments of Cash Collateral for Securities Loaned--8.61%
Money Market Funds--8.61%
       3,743   Liquid Assets Portfolio ............................................................................      3,742,657
       3,641   TempCash Portfolio .................................................................................      3,632,130
           1   TempFund Portfolio .................................................................................          1,463
                                                                                                                       -----------
Total Investments of Cash Collateral for Securities Loaned (cost--$7,376,250) .....................................      7,376,250
                                                                                                                       -----------
Total Investments (cost--$87,412,622)--104.50% ....................................................................     89,527,114
Liabilities in excess of other assets--(4.50)% ....................................................................     (3,851,178)
                                                                                                                       -----------
Net Assets--100.00% ...............................................................................................    $85,675,936
                                                                                                                       ===========

Note: The Global debt section of the portfolio of investments is listed by the issuers country of origin.
*       Stated in local currency
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rated at a designated future date.
+++ Variable rate security, interest rate noted is current rate at November 30, 1997.
(a)     Non-income producing
(b)     Reflects rate at November 30, 1997, on step coupon rate instruments
(1)     Security was on loan at November 30, 1997
(2) With an additional 2,067,000 recoverable rights attached maturing on 06/30/03 with no market value.
DISC    Discount Bonds
PDI     Past Due Interest

PAINEWEBBER STRATEGIC INCOME FUND

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                              Unrealized
                         Contract to                                      Maturity           Appreciation
                           Deliver          In Exchange for                 Date            (Depreciation)
                        -------------       ---------------         --------------------    --------------

British Pounds              2,325,000       US$   3,760,780         01/05/98 to 01/12/98      $(158,878)
Czech Korunas              44,561,088       US$   1,276,834               04/29/98               42,500
Italian Lira            2,995,000,000       US$   1,691,412               02/27/98              (41,595)
New Zealand Dollars         4,045,000       US$   2,560,000               12/19/97               66,122
U.S. Dollars                3,241,808       GBP   2,010,000               01/05/98              146,965
U.S. Dollars                1,287,013       CZK  44,561,088               04/29/98              (52,679)
                                                                                              ---------
                                                                                                 $2,435
                                                                                              =========

---------------
Currency Type Abbreviation:
GBP--British Pounds
CZK--Czech Korunas

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1997

Assets
Investments in securities, at value (cost--$87,412,622) ........................     $89,527,114
Cash ...........................................................................           4,888
Cash denominated in foreign currencies (cost--$362,005) ........................         361,988
Receivable for investments sold ................................................       2,504,191
Interest receivable ............................................................       1,098,175
Receivable for shares of beneficial interest sold ..............................         561,866
Unrealized appreciation on forward foreign currency contracts ..................         255,587
Deferred organizational costs ..................................................          70,874
Other assets ...................................................................          76,649

                                                                                     -----------
Total assets ...................................................................      94,461,332
                                                                                     -----------

Liabilities
Payable for cash collateral on securities loaned ...............................       7,376,250
Payable for shares of beneficial interest repurchased ..........................         518,184
Payable for investments purchased ..............................................         357,537
Unrealized depreciation on forward currency contracts ..........................         253,152
Payable to affiliates ..........................................................         103,586
Accrued expenses and other liabilities .........................................         176,687
                                                                                     -----------
Total liabilities ..............................................................       8,785,396
                                                                                     -----------

Net Assets
Beneficial interest--$0.001 par value (unlimited amount authorized) ............      90,946,550
Undistributed net investment income ............................................         476,119
Accumulated net realized losses from investment and futures transactions .......      (7,865,256)
Net unrealized appreciation of investments, other assets, liabilities
and forward contracts denominated in foreign currencies ........................       2,118,523
                                                                                     -----------
Net assets .....................................................................     $85,675,936
                                                                                     ===========

Class A:
Net assets .....................................................................     $20,908,507
                                                                                     -----------
Shares outstanding .............................................................       2,178,846
                                                                                     -----------
Net asset and redemption value per share .......................................           $9.60
                                                                                           =====
Maximum offering price per share (net asset value plus sales charge of
4.00% of offering price) .......................................................          $10.00
                                                                                          ======

Class B:
Net assets .....................................................................     $41,650,499
                                                                                     -----------
Shares outstanding .............................................................       4,344,975
                                                                                     -----------
Net asset value and offering price per share ...................................           $9.59
                                                                                           =====

Class C:
Net assets .....................................................................     $23,116,930
                                                                                     -----------
Shares outstanding .............................................................       2,410,289
                                                                                     -----------
Net asset value and offering price per share ...................................           $9.59
                                                                                           =====

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS

                                                                                     For the Year
                                                                                         Ended
                                                                                   November 30, 1997
                                                                                   -----------------

Investment income:
Interest (net of foreign withholding taxes) ....................................      $6,242,969
                                                                                      ----------
Expenses:
Investment advisory and administration .........................................         520,540
Service fees--Class A ..........................................................          36,175
Service and distribution fees--Class B .........................................         366,208
Service and distribution fees--Class C .........................................         137,360
Legal and audit ................................................................         108,002
State registration fees ........................................................          93,034
Reports and notices to shareholders ............................................          86,780
Transfer agency and service fees ...............................................          61,513
Amortization of organizational expenses ........................................          60,000
Custody and accounting .........................................................          32,947
Trustees' fees ..................................................................          10,500
Other expenses .................................................................          25,584
                                                                                      ----------
                                                                                       1,538,643
Less: Fee waivers from adviser .................................................         (13,206)
                                                                                      ----------
Net expenses ...................................................................       1,525,437
                                                                                      ----------
Net investment income ..........................................................       4,717,532
                                                                                      ----------

Realized and unrealized gains (losses) from investment activities:

Net realized gains (losses) from:
  Investment transactions ......................................................       1,441,648
  Foreign currency transactions ................................................         403,175
  Futures contracts ............................................................        (119,664)

Net change in unrealized appreciation/depreciation of:
  Investments ..................................................................        (281,272)
  Other assets, liabilities and forward contracts denominated in
  foreign currencies ...........................................................          19,954
                                                                                      ----------


Net realized and unrealized gain from investment activities ....................       1,463,841
                                                                                      ----------

Net increase in net assets resulting from operations ...........................      $6,181,373
                                                                                      ==========

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  For the Period
                                                                                           For the Year Ended    February 1, 1996
                                                                                              November 30,           through
                                                                                                  1997          November 30, 1996
                                                                                           ------------------   -----------------
From operations:
Net investment income ......................................................................     $4,717,532           $3,862,593
Net realized gains (losses) from investment transactions ...................................      1,441,648             (480,825)
Net realized gains from foreign currency transactions ......................................        403,175              212,221
Net realized losses from futures contracts .................................................       (119,664)                -
Net change in unrealized appreciation/depreciation of investments ..........................       (281,272)           3,207,717
Net change in unrealized appreciation/depreciation of other assets, liabilities
     and forward contracts denominated in foreign currencies ...............................         19,954             (261,752)
                                                                                               ------------         ------------
Net increase in net assets resulting from operations .......................................      6,181,373            6,539,954
                                                                                               ------------         ------------

Dividends to shareholders from:
Net investment income--Class A .............................................................     (1,027,714)            (610,827)
Net investment income--Class B .............................................................     (2,331,023)          (2,231,468)
Net investment income--Class C .............................................................     (1,211,577)          (1,065,791)
                                                                                               ------------         ------------
Total dividends to shareholders ............................................................     (4,570,314)          (3,908,086)
                                                                                               ------------         ------------

From beneficial interest transactions:
Net proceeds from the sale of shares .......................................................     37,659,276            6,348,425
Cost of shares repurchased .................................................................    (20,186,322)         (16,393,834)
Proceeds from dividends reinvested .........................................................      2,297,795            1,981,768

                                                                                               ------------         ------------
Net increase (decrease) in net assets from beneficial interest transactions ................     19,770,749           (8,063,641)
                                                                                               ------------         ------------
Net increase (decrease) in net assets ......................................................     21,381,808           (5,431,773)

Net assets:
Beginning of year ..........................................................................     64,294,128           69,725,901
                                                                                               ------------         ------------
End of year (including undistributed net investment income of $476,119 at November 30, 1997)    $85,675,936          $64,294,128
                                                                                               ============         ============

                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         PaineWebber Strategic Income Fund (the "Fund") is a series of PaineWebber Securities Trust (the "Trust") which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

         Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a period not to exceed sixty months from the commencement of operations.

         Currently, the Fund offers Class A, Class B, Class C and Class Y shares (no Class Y shares were outstanding during the period). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

         The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

         Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation. Other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Trust's board of trustees. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

         Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

NOTES TO FINANCIAL STATEMENTS

         Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

         Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

         Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

         Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

         (2) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such-- transactions.

         Although the Fund's net assets including the market values of the Fund's investments are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

         Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

         The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

         Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS

         Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

         Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

         Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily used financial futures contracts for hedging purposes and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

         Dividends and Distributions to Shareholders--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

         The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region. Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest.

BANK LINE OF CREDIT

         The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million secured credit facility ("Facility") to be used for repayment by the Fund of loans outstanding under this agreement, temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 1997, the Fund did not borrow under the Facility.

INVESTMENT ADVISER AND ADMINISTRATOR

         The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is

NOTES TO FINANCIAL STATEMENTS

accrued daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. At November 30, 1997, the Fund owed Mitchell Hutchins $51,891 in investment advisory and administration fees. For the year ended November 30, 1997, Mitchell Hutchins voluntarily waived $13,206 in investment advisory and administration fees from the Fund.

DISTRIBUTION PLANS

         Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at an annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At November 30, 1997, the Fund owed Mitchell Hutchins $51,695 in service and distribution fees.

         Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended November 30, 1997, it earned $260,296 in sales charges.

SECURITY LENDING

         The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $4,254 from the Fund for the year ended November 30, 1997.

         As of November 30, 1997, the Fund's custodian held cash and/or cash equivalents having an aggregate value of $7,376,250 as collateral for portfolio securities loaned having a market value of $7,136,252.

TRANSFER AGENCY SERVICE FEES

         Prior to August 1, 1997 the Fund paid PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent through July 31, 1997. For these services for the period ended July 31, 1997, PaineWebber earned $10,503 in transfer agency service fees from the Fund.

         Subsequent to August 1, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund.

INVESTMENTS IN SECURITIES

         For federal income tax purposes, the cost of securities owned at November 30, 1997, was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS

At November 30, 1997, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of
  value over cost) ...........................................      $ 3,420,807
Gross depreciation (investments having an excess of
  cost over value) ...........................................       (1,306,315)
                                                                    -----------
Net unrealized appreciation of investments ...................      $ 2,114,492
                                                                    ===========

For the year ended November 30, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Purchases ....................................................      $111,847,753
Sales ........................................................      $ 92,320,255

FEDERAL TAX STATUS

         The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

         At November 30, 1997, the Fund had a net capital loss carryforward of $6,682,965 that will expire between November 30, 2002 and November 30, 2004. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

         To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1997, undistributed/distributions in excess of net investment income was increased by $414,891, accumulated net realized gains/losses was decreased by $403,175. and beneficial interest was decreased by $11,716. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

SHARES OF BENEFICIAL INTEREST

         There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    Class A                      Class B                      Class C
                                           --------------------------    --------------------------    -----------------------
                                             Shares         Amount         Shares         Amount        Shares        Amount
                                           ----------    ------------    ----------    ------------    --------    -----------
For the year ended November 30, 1997:
Shares sold ............................    1,323,471     $12,562,022     1,645,373     $15,619,132     997,764     $9,478,122
Shares repurchased .....................     (533,352)     (5,055,445)   (1,111,544)    (10,459,216)   (496,197)    (4,671,661)
Shares converted from Class B to Class A      269,574       2,559,838      (269,858)     (2,559,838)       --             --
Dividends reinvested ...................       58,112         550,801       101,851         961,303      83,102        785,691
                                           ----------    ------------    ----------    ------------    --------    -----------
Net increase ...........................    1,117,805     $10,617,216       365,822      $3,561,381     584,669     $5,592,152
                                           ==========    ============    ==========    ============    ========    ===========

For the period February 1, 1996 through
November 30, 1996:
Shares sold ............................      149,291      $1,348,065       434,010      $3,888,650     123,465     $1,111,710
Shares repurchased .....................     (299,165)     (2,692,557)   (1,012,635)     (9,087,640)   (514,689)    (4,613,637)
Shares converted from Class B to Class A       80,606         726,982       (80,695)       (726,982)       --             --
Dividends reinvested ...................       35,352         317,151       109,948         984,803      75,838        679,814
                                           ----------    ------------    ----------    ------------    --------    -----------
Net decrease ...........................      (33,916)      $(300,359)     (549,372)    $(4,941,169)   (315,386)   $(2,822,113)
                                           ==========    ============    ==========    ============    ========    ===========

PAINEWEBBER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                              Class A
                                                            ------------------------------------------------------------------------
                                                                                For the Period                      For the Period
                                                                 For the       February 1, 1996        For the     February 7, 1994+
                                                                Year Ended         through           Year Ended         through
                                                            November 30, 1997  November 30, 1996  January 31, 1996  January 31, 1995
                                                            -----------------  -----------------  ----------------  ----------------
Net asset value, beginning of period .......................   $     9.37        $    8.99          $    8.60        $    10.00
                                                               ----------        ---------          ---------        ----------
Net investment income ......................................         0.74             0.57               0.67              0.74
Net realized and unrealized gains (losses) from investments,
     foreign currency and futures ..........................         0.17             0.39               0.59             (1.49)
                                                               ----------        ---------          ---------        ----------
Net increase (decrease) from investment operations .........         0.91             0.96               1.26             (0.75)
                                                               ----------        ---------          ---------        ----------
Dividends from net investment income .......................        (0.68)           (0.58)             (0.77)            (0.65)
Distributions from net realized gains from foreign currency
     transactions ..........................................         --               --                (0.10)             --
                                                               ----------        ---------          ---------        ----------
Total dividends and distributions to shareholders ..........        (0.68)           (0.58)             (0.87)            (0.65)
                                                               ----------        ---------          ---------        ----------
Net asset value, end of period .............................   $     9.60        $    9.37          $    8.99        $     8.60
                                                               ==========        =========          =========        ==========
Total investment return (1) ................................        10.04%           11.14%             15.27%            (7.61)%
                                                               ==========        =========          =========        ==========
Ratios/Supplemental data:
Net assets, end of period (000's) ..........................   $   20,909        $   9,944          $   9,841        $   11,148
Expenses to average net assets (2) .........................         1.65%            1.89%*             1.74%             1.49%*
Net investment income to average net assets ................         7.35%            7.69%*             8.52%             8.06%*
Portfolio turnover rate ....................................          140%             101%                91%              117%

----------
+   Commencement of operations

*   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, 2.45% for Class B and 2.18% for Class C shares.

                                                                                              Class B
                                                            ------------------------------------------------------------------------
                                                                                For the Period                      For the Period
                                                                 For the       February 1, 1996        For the     February 7, 1994+
                                                                Year Ended         through           Year Ended         through
                                                            November 30, 1997  November 30, 1996  January 31, 1996  January 31, 1995
                                                            -----------------  -----------------  ----------------  ----------------
Net asset value, beginning of period .......................   $     9.36        $    8.98          $    8.60        $    10.00
                                                               ----------        ---------          ---------        ----------
Net investment income ......................................         0.67             0.51               0.60              0.66
Net realized and unrealized gains (losses) from investments,
     foreign currency and futures ..........................         0.16             0.39               0.59             (1.47)
                                                               ----------        ---------          ---------        ----------
Net increase (decrease) from investment operations .........         0.83             0.90               1.19             (0.81)
                                                               ----------        ---------          ---------        ----------
Dividends from net investment income .......................        (0.60)           (0.52)             (0.71)            (0.59)
Distributions from net realized gains from foreign currency
     transactions ..........................................         --               --                (0.10)             --
                                                               ----------        ---------          ---------        ----------
Total dividends and distributions to shareholders ..........        (0.60)           (0.52)             (0.81)            (0.59)
                                                               ----------        ---------          ---------        ----------
Net asset value, end of period .............................   $     9.59        $    9.36          $    8.98        $     8.60
                                                               ==========        =========          =========        ==========
Total investment return (1) ................................         9.20%           10.46%             14.37%            (8.22)%
                                                               ==========        =========          =========        ==========
Ratios/Supplemental data:
Net assets, end of period (000's) ..........................   $   41,650        $  37,249          $  40,653        $   40,710
Expenses to average net assets (2) .........................         2.43%            2.63%*             2.49%             2.24%*
Net investment income to average net assets ................         6.56%            6.93%*             7.77%             7.46%*
Portfolio turnover rate ....................................          140%             101%                91%              117%

                                                                                              Class C
                                                            ------------------------------------------------------------------------
                                                                                For the Period                      For the Period
                                                                 For the       February 1, 1996        For the     February 7, 1994+
                                                                Year Ended         through           Year Ended         through
                                                            November 30, 1997  November 30, 1996  January 31, 1996  January 31, 1995

                                                            -----------------  -----------------  ----------------  ----------------
Net asset value, beginning of period .......................   $     9.37        $    8.98          $    8.60        $    10.00
                                                               ----------        ---------          ---------        ----------
Net investment income ......................................         0.70             0.53               0.62              0.69
Net realized and unrealized gains (losses) from investments,
     foreign currency and futures ..........................         0.15             0.40               0.59             (1.48)
                                                               ----------        ---------          ---------        ----------
Net increase (decrease) from investment operations .........         0.85             0.93               1.21             (0.79)
                                                               ----------        ---------          ---------        ----------
Dividends from net investment income .......................        (0.63)           (0.54)             (0.73)            (0.61)
                                                               ----------        ---------          ---------        ----------
Distributions from net realized gains from foreign currency
     transactions ..........................................         --               --                (0.10)             --
                                                               ----------        ---------          ---------        ----------
Total dividends and distributions to shareholders ..........        (0.63)           (0.54)             (0.83)            (0.61)
                                                               ----------        ---------          ---------        ----------
Net asset value, end of period .............................   $     9.59        $    9.37          $    8.98        $     8.60
                                                               ==========        =========          =========        ==========
Total investment return (1) ................................         9.37%           10.80%             14.63%            (8.02)%
                                                               ==========        =========          =========        ==========
Ratios/Supplemental data:
Net assets, end of period (000's) ..........................   $   23,117        $  17,101          $  19,232        $   21,208
Expenses to average net assets (2) .........................         2.17%            2.38%*             2.24%             1.98%*
Net investment income to average net assets ................         6.82%            7.19%*             8.03%             7.62%*
Portfolio turnover rate ....................................          140%             101%                91%              117%

----------
+   Commencement of operations

*   Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, 2.45% for Class B and 2.18% for Class C shares.

PAINEWEBBER STRATEGIC INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of

PaineWebber Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Strategic Income Fund (the "Fund") at November 30, 1997, the results of its operations for the year ended November 30, 1997, the changes in its net assets for the year ended November 30, 1997 and the period February 1, 1996 through November 30, 1996, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 23, 1998

PAINEWEBBER STRATEGIC INCOME FUND

TAX INFORMATION

         We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal period end (November 30, 1997), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were derived from net investment income and are taxable as ordinary income.

         Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

         Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

--------------------------------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.                     Mary C. Farrell
Chairman
                                           Meyer Feldberg

Margo N. Alexander                         George W. Gowen

Richard Q. Armstrong                       Frederic V. Malek

Richard R. Burt                            Carl W. Schafer

OFFICERS

Margo N. Alexander                         Thomas J. Libassi
President                                  Vice President

Victoria E. Schonfeld                      Craig M. Varrelman
Vice President                             Vice President

Dianne E. O'Donnell                        Nirmal Singh
Vice President and Secretary               Vice President

Paul H. Schubert                           Stuart Waugh
Vice President and Treasurer               Vice President

Dennis L. McCauley
Vice President


INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR


Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

BOND FUNDS

o       High Income Fund
o       Investment Grade Income Fund
o       Low Duration U.S. Government Income Fund
o       Strategic Income Fund
o       U.S. Government Income Fund

TAX-FREE BOND FUNDS

o       California Tax-Free Income Fund
o       Municipal High Income Fund
o       National Tax-Free Income Fund
o       New York Tax-Free Income Fund

STOCK FUNDS

o       Capital Appreciation Fund
o       Financial Services Growth Fund
o       Growth Fund
o       Growth and Income Fund
o       Small Cap Fund
o       Utility Income Fund

ASSET ALLOCATION FUNDS

o       Balanced Fund
o       Tactical Allocation Fund

GLOBAL FUNDS

o       Asia Pacific Growth Fund
o       Emerging Markets Equity Fund
o       Global Equity Fund
o       Global Income Fund


PAINEWEBBER MONEY MARKET FUND


                                   PaineWebber
                     (Copyright) 1998 PaineWebber Incorporated
                                   Member SIPC

[PHOTO OF MONEY]

PaineWebber

----------------
STRATEGIC
INCOME FUND

ANNUAL REPORT

NOVEMBER 30, 1997